UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
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☒ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
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WILDERMUTH FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November   , 2023
Wildermuth Fund

Strathvale house, 3rd Floor, PO BOX 30847, 90 North Church Street
George Town, Grand Cayman, KY1-1204. Cayman Islands
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD    , 2024
Dear Shareholder:
The enclosed proxy statement contains some important matters pertaining to an upcoming special meeting of shareholders (the “Meeting”) of Wildermuth Fund (the “Fund,”) for which we ask that you vote on two proposals affecting the Fund. The Meeting will be held virtually at    a.m./p.m., EST, on   , 2024, The purpose of the Meeting is to:
(1)	Approve a new investment advisory agreement (“New Advisory Agreement”) between the Fund and BW Asset Management Ltd. (“BW Asset” or the “Adviser”).
(2)	Elect three nominees to the Board of Trustees of the Fund.
(3)	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The question-and-answer section that follows discusses the proposals and the enclosed proxy statement provides greater detail. The Board of Trustees recommends that you vote in favor of each proposal.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person (virtually) at the Meeting:
•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	Meeting: Follow the instructions below for attending the Meeting, which will be held virtually.
If you desire to vote in person (virtually) at the Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask you to complete the proxy card promptly.
By Order of the Board of Trustees,

/s/ Candice Lightfoot

Secretary of Wildermuth Fund
i

Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.
Q.	Why am I receiving this proxy statement?
A.
You are receiving these proxy materials —including the proxy statement and your proxy card — because shareholders of Wildermuth Fund (the “Fund”) are being asked to vote on two proposals: (1) the approval of an investment advisory agreement (the “Advisory Agreement”) between the Fund and BW Asset Management Ltd. (“BW Asset”), a subsidiary of Kroll LLC, to be the new investment adviser of the Fund; and (2) the election of three nominees to the Board of Trustees of the Fund.

Q.	Why am I being asked to approve the New Advisory Agreement?
A.
The Fund is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), which requires that a new investment advisory agreement be approved by a “majority of the Fund’s outstanding voting securities” (as defined in the Investment Company Act). These provisions are designed to ensure that shareholders are able to participate in the decision as to which investment adviser manages their fund.

As previously communicated to shareholders, the Fund adopted a plan of liquidation (“Plan of Liquidation” or “Plan”), effective as of June 29, 2023. Pursuant to the Plan, all of the Fund’s assets are to be liquidated and the proceeds to be distributed pro rata to Fund shareholders. As a result, the Fund has deviated from its stated investment objective, policies and strategies and is no longer actively pursuing its stated investment objective, policies and strategies. Instead, the Fund is operating solely to liquidate the Fund’s assets and distribute the assets to shareholders. Pursuant to the Plan of Liquidation, following the liquidation and distribution of the Fund’s final assets, the Fund will then cease operations, de-register under the Investment Company Act, and dissolve.
Wildermuth Advisory, LLC (“Wildermuth”) served as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Prior Investment Advisory Agreement”) from the Fund’s inception in 2013 until the Board terminated the Prior Investment Advisory Agreement effective as of November 1, 2023. At the Board’s special meeting on November 1, 2023, the Board determined to terminate Wildermuth as the Fund’s investment adviser after Wildermuth informed the Board on October 30, 2023, that (i) following the adoption of the Plan of Liquidation, all of its employees resigned or will resign from Wildermuth and the lack of staffing will not allow Wildermuth to continue to provide investment advisory services to the Fund; and (ii) as of November 1, 2023, Wildermuth lacked the financial resources to continue to serve as the Fund’s investment adviser.
Additionally, the Board observed that Wildermuth did not have access to potential buyers of the Fund’s assets to sufficiently liquidate the assets in accordance with the Plan and in the best interests of the Fund and its shareholders. As a result, the Board desired to retain a new investment adviser with expertise and experience in fund liquidations, private equity and distressed securities to facilitate the liquidation of the Fund’s assets. Accordingly, the Board approved, and recommends that shareholders approve, the Fund entering into a new investment advisory agreement with BW Asset (“New Advisory Agreement”) pursuant to which BW Asset will liquidate the Fund’s assets. The Board makes this recommendation because, among other things, the Board views BW Asset, its affiliates and personnel’s experience in, among other things, replacement investment advisor services, fund liquidations, private equity and distressed securities, as an opportunity to provide the Fund with access to a potentially wider universe of potential buyers of the Fund’s assets than Wildermuth utilized and potentially maximize returns for shareholders in the Fund’s liquidation.
Q.	Who is serving as investment adviser to the Fund in the interim?
A.
BW Asset is serving as interim investment adviser to the Fund to liquidate the Fund’s assets pursuant to an interim advisory agreement between BW Asset and the Fund, which the Board considered and approved at the Board meeting on November 1, 2023 (“Interim Advisory Agreement”). The Interim Advisory Agreement allows BW Asset to serve as the investment adviser to the Fund without shareholder approval for 150 days pursuant to Rule 15a-4 under the Investment Company Act. The Interim Advisory Agreement became effective as of November 1, 2023.

The Interim Advisory Agreement will expire on the earlier of either: (1) the date shareholders approve the New Advisory Agreement, and such results are certified; or (2) on April 1, 2024, which is the expiration of the 150 day period after the termination of the Prior Advisory Agreement.
Q.	What is the amount of the investment advisory fee that is paid to BW Asset pursuant to the Interim Advisory Agreement?
A.
Pursuant to the Interim Advisory Agreement, BW Asset will be paid the same investment advisory fee amount as was paid under the Prior Investment Advisory Agreement with Wildermuth. Under the Prior Investment Advisory Agreement, Wildermuth was entitled to receive 1.50% for its services. BW Asset will also earn 1.50% as its fee under the Interim Advisory Agreement.

However, the Fund’s previous investment adviser, Wildermuth, and the Fund had entered into an expense limitation agreement pursuant to which Wildermuth agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceeded 2.75%. Upon the termination of the Prior Investment Advisory Agreement, the expense limitation agreement also terminated. BW Asset does not have any intention of entering into a new expense limitation agreement with the Fund under the Interim Advisory Agreement or the New Advisory Agreement. The termination of the expense limitation agreement will result in the Fund paying certain fees that were previously paid by Wildermuth under the expense limitation agreement.
Q.	How will the Fund’s advisory fee change under the New Investment Advisory Agreement?
A.
The approval of the New Advisory Agreement will result in an increase in the Fund’s advisory fee from 1.50% to 2.00%. In addition, as stated above, the expense limitation agreement will no longer be in place under the Interim Sub-Advisory Agreement or the New Advisory Agreement.

However, given the unique challenges of retaining a new investment adviser to agree solely to manage a Fund in liquidation coupled with the unique experience needed to liquidate the Fund’s assets pursuant to the Plan of Liquidation, the Board believes the higher advisory fee is appropriate under the circumstances.
Q.	How will approval of the New Advisory Agreement affect the management and operation of the Fund?
A.
Pursuant to the Plan of Liquidation, the Fund is no longer actively pursuing its stated investment objective or strategies, and instead is operating solely to liquidate the Fund’s assets and prepare for an orderly dissolution. As a result, the Fund has deviated from its stated investment objective, policies and strategies. Under the New Advisory Agreement, BW Asset will continue to seek to liquidate the Fund’s assets in a manner that best serves the interests of the Fund and its shareholders. Therefore, the Fund’s investment management or investment operations as conducted pursuant to the Plan of Liquidation will not change because of the New Advisory Agreement.

Q.	Are there any differences between the Fund’s Prior Advisory Agreement, the Interim Advisory Agreement or the New Advisory Agreement?
A.
Again, due to the unique circumstances surrounding the retention of BW Asset to liquidate the Fund’s assets, there are some differences between the Fund’s Prior Investment Advisory Agreement, on the one hand, and the Interim Advisory Agreement and the New Advisory Agreement with BW Asset on the other. Primarily, the differences reflect that the Fund is operating pursuant to the Plan of Liquidation, and therefore BW Asset’s primary duties are to liquidate the Fund’s assets in accordance with the Plan, whereas the Prior Investment Advisory Agreement was established when the Fund was actively making investments and otherwise being managed pursuant to its then-stated investment objective and investment strategies. A form of the New Advisory Agreement as approved by the Board is attached as Exhibit A to the Proxy.

Q.	What will happen if shareholders do not approve the New Advisory Agreement before the Interim Advisory Agreement expires?
A.
If shareholders do not approve the New Advisory Agreement before April 1, 2024, the Fund will not have an effective advisory agreement in place as of that date, and BW Asset would not be authorized to continue to provide such services to the Fund. If this were to occur, the Fund likely will advise the staff of the Securities and Exchange Commission of that fact and apprise the staff of whether it intends to seek no-action relief, in a manner that is consistent with no-action relief that the staff has granted in similar circumstances, to allow BW Asset to continue to provide advisory services to the Fund beyond the 150-day term of the Interim Advisory Agreement while also continuing to solicit votes on the proposal to approve the New Advisory Agreement. There is no assurance such relief will be granted.

If sufficient shareholder votes to approve the New Advisory Agreement are not obtained during any additional period of no-action relief (which may not be granted), or if the staff does not issue the requested relief, the Fund’s Board will consider and determine what further actions it might take in the best interests of Fund shareholders, including but not limited to potentially placing the Fund’s assets into a liquidating trust or seeking to retain another investment adviser. These actions would further delay the liquidation of the Fund’s assets and distribution of any net proceeds to shareholders, could increase the ultimate costs to shareholders, and potentially leave the Fund with no investment adviser or ability to manage its assets or administer its operations.
Q.	Why am I being asked to elect three Trustees?
A.
You are being asked to vote in favor of the election of the three nominees to hold office until the next meeting at which Trustees are elected and until his or her successor is elected and qualified. The three nominees were nominated by the Board for election by shareholders on November 1, 2023. The two new nominees, Mitchell Mansfield and Samuel Cole, would be considered to be “interested” Trustees (as that term is defined in Section 2(a)(9) of the Investment Company Act) by virtue of their employment or relationships to BW Asset and would replace two former “interested” Trustees who were affiliated with the Fund’s former investment adviser prior to their recent resignation from the Board.

The third nominee, Donald R. Henry, was appointed by the Board and has served as a non-interested or “Independent” Trustee since October 2021. Mr. Henry has not been previously elected by the Fund’s shareholders and his election by shareholders would facilitate the Fund’s compliance with Section 16 of the Investment Company Act, which governs the percentage of the Fund’s Board members who must be elected by shareholders.
Q.	How does the Fund’s Board of Trustees recommend that I vote?
A.	The Board unanimously recommends that shareholders vote to APPROVE the New Advisory Agreement in Proposal 1 and APPROVE the election of each Trustee nominee in Proposal 2.
Q.	Who is eligible to vote?
A.	Any person who owns shares of the Fund on the “record date,” which is , 2023, is eligible to vote on the Proposals.
Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this Special Meeting?
A.
The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by BW Asset. BW Asset will not seek reimbursement for any costs associated with the proxy.

Q.	How can I cast my vote?
A.	You may vote in any of four ways:
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By internet, by accessing the website shown on your proxy card and following the online instructions.
•	By mailing in your proxy card.
•	Follow the instructions below for attending the Meeting, which will be held virtually.
We encourage you to vote via telephone or over the internet using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.
Q.	How can I attend the Meeting?
A.
The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on [  ], or if you hold a valid proxy for the Meeting. Shareholders will not be able to attend the Meeting in person.

To participate in the Meeting, you must register in advance by following the instructions below.
The online Meeting will begin promptly at [  ], [  ] Time on [  ]. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Please follow the access instructions as outlined herein.
Q.	How do I register to attend the Meeting virtually on the Internet?
A.
To participate in the Meeting, you must register in advance by visiting [  ] and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund's proxy tabulator.

If your shares are registered directly with the Fund in your name, you will be asked to submit your name and control number found on your proxy card in order to register to participate in and vote at the Meeting. If your shares are held by a broker, bank or other nominee, you must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide you with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [  ] at [  ] ET, but in any event must be received by the scheduled time for commencement of the Meeting. Once you have obtained a new control number, you must visit [  ] and submit your name and newly issued control number in order to register to participate in and vote at the Meeting. After you have submitted your registration information, you will receive an email from Broadridge that confirms that your registration request has been received and is under review by Broadridge. Once your registration request has been accepted, you will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. You may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.
Q.	Why hold a virtual meeting?
A.	In light of the health concerns regarding the coronavirus (COVID-19) pandemic, holding a virtual meeting is in the best interests of the Fund and its shareholders.
Q.	Will anyone contact me?
A.
You may receive a call from Broadridge, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

The Adviser recognizes the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.
v

IMPORTANT INFORMATION FOR SHAREHOLDERS

Wildermuth Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held    , 2024
Notice is hereby given that Wildermuth Fund (the “Fund”) will hold a special meeting of shareholders (the “Meeting”) of the Fund on   , at    Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals:
Proposal	Description
1	To approve a New Advisory Agreement between BW Asset Management Ltd. (“BW Asset”) and the Fund.
2	To elect Mitchell Mansfield, Samuel Cole and Donald R. Henry as Trustees of the Fund.
3	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
The Board of Trustees of the Fund unanimously recommends that you APPROVE each Proposal.
All shareholders are invited to attend the Meeting, which will be held online as discussed in further detail below. Shareholders of record of the Fund at the close of business on the record date,    , 2023, are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A.
The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about    , 2023, to such shareholders of record.
By Order of the Board of Trustees

/s/ Candice Lightfoot,

Secretary of Wildermuth Fund
YOUR VOTE IS IMPORTANT
The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the proposals at a special meeting of shareholders to be held at    , on    , 2024 at    , Eastern Time, and at any and all adjournments thereof. While you are welcome to attend the meeting in person (virtually), by voting today by proxy you will help avoid the cost of future mailings and other communications to solicit shareholder votes. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
    , 2023
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Wildermuth Fund (the “Fund”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Fund to be held on      , 2024 (the “Meeting”). The purpose of the Meeting is (1) to seek shareholder approval of a new investment advisory agreement (“New Advisory Agreement”) between the Fund and BW Asset Management Ltd. (“BW Asset”); and (2) to elect Mitchell Mansfield, Samuel Cole and Donald R. Henry as Trustees of the Fund; and (3) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
Shareholders of record at the close of business on the record date, established as      , 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting (virtually). We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about      , 2023.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on      , 2024:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://     .
Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact Broadridge Financial Solutions, Inc. at 1-    . Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.
For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2023, please contact the Fund at 1-(888) 445–6032 or write to the Fund, c/o SS&C Technologies, Inc. 430 W 7th Street, Suite 21900, Kansas City, MO 64105-1407.

DESCRIPTION OF PROPOSAL 1:
APPROVAL OF NEW ADVISORY AGREEMENT
Background
In general, the Investment Company Act requires all new investment advisory agreements to be approved by both the Board and shareholders of the Fund.
As previously communicated to shareholders, the Fund adopted a plan of liquidation (“Plan of Liquidation” or “Plan”), which was effective as of June 29, 2023. Pursuant to the Plan, all of the Fund’s assets are to be liquidated and the proceeds to be distributed pro rata to Fund shareholders. As a result, the Fund has deviated from its stated investment objective, policies and strategies and is no longer actively pursuing its stated investment objective, policies and strategies. Instead, the Fund is operating solely to liquidate its assets and distribute the assets to shareholders. Pursuant to the Plan of Liquidation, following the liquidation and distribution of the Fund’s final assets, the Fund will then cease operations, de-register under the Investment Company Act, and dissolve.
Wildermuth Advisory, LLC (“Wildermuth”) served as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Prior Investment Advisory Agreement”) from the Fund’s inception in 2013 until the Board terminated the Prior Investment Advisory Agreement effective as of November 1, 2023. At the Board’s special meeting on November 1, 2023, the Board determined to terminate Wildermuth as the Fund’s investment adviser after, among other things, Wildermuth had informed the Board on October 30, 2023, that (i) following the adoption of the Plan of Liquidation, all of its employees resigned or will resign from Wildermuth and the lack of staffing will not allow Wildermuth to continue to provide investment advisory services to the Fund; and (ii) as of November 1, 2023, Wildermuth lacked the financial resources to continue to serve as the Fund’s investment adviser.
Additionally, the Board observed that Wildermuth did not have access to potential buyers of the Fund’s assets to sufficiently liquidate the assets in accordance with the Plan and in the best interests of the Fund and its shareholders. As a result, the Board desired to retain a new investment adviser with expertise and experience in fund liquidations and distressed securities to facilitate the liquidation of the Fund’s assets. Accordingly, the Board approved, and recommends that shareholders approve, the Fund entering into a new investment advisory agreement with BW Asset (“New Advisory Agreement”) pursuant to which BW Asset would liquidate the Fund’s assets. The Board did so because, among other things, the Board viewed BW Asset, its affiliates and personnel’s experience in, among other things, replacement investment advisor services, fund liquidations, private equity and distressed securities, as an opportunity to provide the Fund with access to a potentially wider universe of potential buyers of the Fund’s assets than Wildermuth utilized and potentially maximize returns for shareholders in the Fund’s liquidation.
As a result, at a meeting of the Board on November 1, 2023, the Board approved the appointment of BW Asset to serve as the interim investment adviser to the Fund pursuant to an interim advisory agreement (“Interim Advisory Agreement”) between BW Asset and the Fund as permitted by Rule 15a-4 under the Investment Company Act. The interim Advisory Agreement became effective as of November 1, 2023, and will expire on the earlier of either: (1) the date shareholders approve the New Advisory Agreement, and such results are certified; or (2) on April 1, 2024, which is the expiration of the 150-day period following the termination of the Prior Advisory Agreement.
Additionally, at the same meeting the Board, the Board, including a majority of the Independent Trustees, approved and recommended that shareholders approve that the Fund enter into, the New Advisory Agreement with BW Asset.
More information About BW Asset
BW Asset is an investment adviser registered with the Securities and Exchange Commission and is organized as a Cayman Islands corporation, located at 90 N Church Street, George Town, Cayman Islands.
BW Asset is a subsidiary of Kroll, the world’s premier provider of services related to funds and asset management, corporate restructuring, corporate governance, dispute resolution, valuation and risk management. Kroll is headquartered in New York and has nearly 6,500 professionals located in 34 countries and territories around the world. Kroll’s clients include:
•	65% of the Fortune 100 companies;
•	51% of the Fortune 500 companies;

•	21 of the 25 largest private equity firms in the PEI 300[1]; and
•	21 of the 25 largest hedge fund companies.
As of October 27, 2023, BW Asset’s affiliates are responsible for, inter alia, the management of:
•	A Mauritius regulated fund with assets under management of approximately $110 million;
•	Five private funds under voluntary liquidation with combined assets under management of $120 million; and
•	Various funds in provisional or official liquidation with combined assets under management of $300 million.
BW Asset is a special purpose vehicle and has not itself managed any funds that are registered under the Investment Company Act and this will be the first such fund that it has managed that is so registered.
For additional information about Kroll (the parent of BW Asset), you may visit its website at www.kroll.com. Copies of BW Asset’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.
Portfolio Managers
Mitchell Mansfield is currently serving as the Fund’s portfolio manager under the Interim Advisory Agreement. Mr. Mansfield will also serve as the Fund’s portfolio manager if the New Advisory Agreement is approved by shareholders of the Fund. Mr. Mansfield is a Managing Director at BW Asset, which is a subsidiary of Kroll and has over 18 years of experience delivering bespoke solutions to clients in complex situations and has managed, or is managing, the liquidation of assets exceeding $1 billion in pooled investment vehicles.
Mr. Mansfield leads the Funds and Asset Management services for Kroll’s Restructuring practice. In this position, he is responsible for providing advisory and discretionary asset management services for illiquid investments, including divestments, rationalizing management cost structures, restructuring of single investments or portfolio realizations. Mr. Mansfield originally joined Borrelli Walsh in 2016, which was later acquired by Kroll in November 2020. Mr. Mansfield is a Chartered Accountant and has a Bachelor of Commerce from University of New England.
Background and Current Advisory Arrangements
Wildermuth served as the Fund’s investment adviser pursuant the Prior Investment Advisory Agreement from the Fund’s inception in 2013 until the Board terminated the Prior Investment Advisory Agreement effective as of November 1, 2023. As of the adoption of the Plan of Liquidation by the Board, effective as of June 29, 2023, the Fund’s assets have been managed pursuant to the Plan. At a Board’s meeting held on November 1, 2023, the Board approved the Interim Advisory Agreement with BW Asset on an interim basis pursuant to Rule 15a-4 under the Investment Company Act to liquidate the Fund’s assets and also approved, subject to shareholder approval, the New Advisory Agreement with BW Asset under which BW Asset would continue to liquidate the Fund’s assets pursuant to the Plan of Liquidation.
Under the Interim Advisory Agreement, the Fund pays BW Asset an advisory fee that is accrued monthly and payable quarterly. The interim advisory fee is calculated at the annual rate of 1.50% of the Fund’s net assets as of the close of the last business day of each month.
Terms of the New Advisory Agreement and Differences with Wildermuth Advisory Agreement
The Interim Advisory Agreement and the New Advisory Agreement have similar terms other than provisions regarding the interim term pursuant to Rule 15a-4 under the Investment Company Act, as described further below, the rate of the advisory fees, and certain indemnification and liability provisions to reflect the unique nature of BW Asset’s engagement. Accordingly, the discussion below describes terms of the New Advisory Agreement with BW Asset and differences in that agreement from the Prior Investment Advisory Agreement.
General Information. The following description of the material terms of the New Advisory Agreement is qualified in its entirety by reference to the form of the New Advisory Agreement, attached hereto as Appendix A.
[1]
The PEI 300 ranks private equity investment capital raised by firms over the preceding five years. It was launched in 2001 by Private Equity International, a private equity company established in the United Kingdom, to track the development and growth of the global private equity industry.

Investment Advisory Services. BW Asset will manage, sell and liquidate the Fund’s assets in accordance with the Plan of Liquidation. The Prior Investment Advisory Agreement was entered into in 2013 and prior to the Fund being in liquidation. Therefore, the Prior Investment Advisory Agreement provided that Wildermuth would manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and continuously review, supervise and administer the investment program of the Fund.
Advisory Fees and Expenses. The New Advisory Agreement sets forth the fees the Fund will pay to BW Asset and states the Fund pays BW Asset an advisory fee that is accrued monthly and payable quarterly and is calculated at the annual rate of 2.00% of the Fund’s net assets as of the close of the last business day of each month. Under the Prior Investment Advisory Agreement, the Fund paid Wildermuth an advisory fee that was accrued daily and payable monthly and was calculated at the annual rate of 1.50% of the Fund’s average daily net assets. This means that BW Asset will earn a higher fee under the New Advisory Agreement than the fee that is currently paid to Wildermuth under the Prior Investment Advisory Agreement.
Additionally, Wildermuth and the Fund had entered into an expense limitation agreement pursuant to which Wildermuth had agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceeded 2.75%. Upon the termination of the Prior Investment Advisory Agreement, the expense limitation agreement also terminated. BW Asset does not intend to enter into a new expense limitation agreement with the Fund under the Interim Advisory Agreement or the New Advisory Agreement. Therefore, the Fund will pay all of its expenses without limitation. The termination of the expense limitation agreement will result in the Fund paying certain fees that were previously paid by Wildermuth under the expense limitation agreement.
Under the New Advisory Agreement, other than as specifically indicated in this Agreement, BW Asset shall not be required to pay any expenses of the Fund. BW Asset shall bear its own operating and overhead expenses attributable to its duties hereunder (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses); provided, however, that the Fund, and not BW Asset, shall bear travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of BW Asset to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto.
Liability and Indemnification. The New Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of BW Asset or its affiliates, or reckless disregard of its obligations and duties under the agreement, BW Asset is not subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of providing advisory services. The New Investment Advisory Agreement also provides that the Fund will indemnify and save harmless (with certain exceptions for disabling conduct as that term is defined in the New Advisory Agreement) BW Asset, its affiliates and any of their respective partners, members, directors, officers, employees or shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses, that are incurred, that arise out of, or are in connection with the performance or non-performance of BW Asset’s responsibilities under the New Advisory Agreement. The Prior Advisory Agreement included similar indemnification provisions.
The New Advisory Agreement also provides that BW Asset shall not be responsible and/or liable for: (i) any past, present or future acts, omissions, conduct or lack of conduct of Wildermuth and related entities or persons regarding: (A) the Fund, (B) the Fund’s past or current assets, or (C) any transaction, circumstance or situation involving the Fund that existed or arose prior to the assumption of duties by BW Asset; or (ii) any past or present actions, omissions, conduct or lack of conduct of the Fund, the Fund’s officers or members of its Board, or related parties regarding the Fund, its past or current assets or any transaction, circumstance or situation involving any or all of the foregoing that existed or arose prior to the assumption of duties by BW Asset under the New Advisory Agreement. The Prior Investment Advisory Agreement did not include provisions such as the foregoing for acts prior to the execution of the New Advisory Agreement since Wildermuth was the initial investment adviser of the Fund and was not assuming the investment management duties for the Fund from a previous investment adviser.
Key Person Event Provision. The New Advisory Agreement includes a key person event provision stating that if Mitchell Mansfield (“Key Person”) ceases to either (a) be employed by BW Asset or its affiliates or devote such time as is reasonably necessary to adequately manage the Fund, then BW Asset must inform the Board within five (5) days of such cessation. Furthermore, BW Asset will have ninety (90) days to find the replacement for the Key Person and inform and provide the Board with all information reasonably required by the Board to assess the proposed replacement, following which the Board may approve or object to such replacement and communicate its grounds for objection or rejection with the rationale for the same. The Prior Investment Advisory Agreement did not include any similar key person event provision.
Term of the New Advisory Agreement. Unless sooner terminated, the New Advisory Agreement will remain in effect until two years from the date of its execution and for successive one-year periods if approved by the Board.
Termination. The New Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by vote of a majority of the Fund’s Board, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to BW Asset; or (ii) by BW Asset upon at least 60 days’ written notice to the Fund. The New Advisory Agreement also states that it shall terminate automatically in the event of its assignment (as such term is defined for the purposes of the Investment Company Act and the regulations promulgated thereunder). The Prior Investment Advisory Agreement included similar provisions.
Board Considerations
To assist the Trustees in their consideration of the New Advisory Agreement, the Trustees received in advance of their special meeting on November 1, 2023, certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.
Based on their evaluation of the information provided by Wildermuth and BW Asset, the Board (including by a separate vote of the Independent Trustees), approved the New Advisory Agreement.
In advance of the Meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the New Advisory Agreement and to the extent applicable, comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to BW Asset (including a due diligence questionnaire completed by BW Asset, select financial information of BW Asset or its affiliates, bibliographic information regarding BW Asset’s key management and investment advisory personnel, and, to the extent applicable, comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act matters and that is independent of Fund management and met with such counsel separately from Fund management.
The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the New Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Advisory Agreement. In considering the New Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent and Quality of Services. The Board reviewed information and materials provided by BW Asset relating to the Interim Advisory Agreement and New Advisory Agreement with the Fund, including the Interim Advisory Agreement, New Advisory Agreement, BW Asset’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which portfolio holding sale decisions will be made and executed, the financial condition of BW Asset and its ability to provide the services required under the Interim Advisory Agreement and New Advisory Agreement, an overview of the personnel that will perform services for the Fund, BW Asset’s compliance policies, and its regulatory history. The Board noted that the Fund is no longer raising or placing capital, or making additional investments and considered that BW Asset will be responsible for implementing the Fund’s Plan of Liquidation as well as managing the day-to-day operations of the Fund, including but not limited to, monitoring, and reviewing the activities of the Fund’s third-party service providers. The Board noted the qualifications, experience and background of BW Asset’s personnel, including its experience in divesting of complex investments similar to those that are held by the Fund, and considered BW Asset’s level of staffing and its overall resources. The Board also noted BW Asset’s representation that principals of the Fund’s prior adviser did not receive any compensation in connection with the proposed transition to BW Asset and would not be retained by BW Asset.
The Board took into account that BW Asset’s responsibilities include implementation of the Fund’s Plan of Liquidation, including the divestment of the Fund’s current portfolio investments and returning capital to Fund shareholders, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to BW Asset’s brokerage policies and practices, including with respect to best execution. The Board also discussed BW Asset’s compliance program with the CCO of the Fund and noted that she confirmed that BW Asset’s compliance policies and procedures were reasonably designed to prevent violations of applicable federal securities laws.
The Board then reviewed the capitalization of BW Asset based on financial information provided by and representations made by BW Asset and concluded that BW Asset was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for BW Asset noting that BW Asset is covered under the global Kroll policy.
The Board concluded that BW Asset had sufficient quality and depth of personnel, resources, divestment experience and compliance policies and procedures required to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that BW Asset may reasonably be expected to provide a high quality of services under the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund.
Performance. The Board noted that, prior to November 1, 2023, the Fund was managed by Wildermuth. Additionally, the Board observed that BW Asset is not expected to manage the Fund in accordance with the Fund’s investment objective and strategies but instead to implement the Fund’s Plan of Liquidation by divesting existing positions over time and distributing such liquidated assets to Fund shareholders. Accordingly, the Board did not consider performance to be a relevant factor in evaluating BW Asset.
Fees and Expenses. As to the costs of the services provided by BW Asset, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by BW Asset and contained in the Meeting Materials. The Board noted that the advisory fee under the Interim Advisory Agreement was the same as the fee under the Prior Investment Advisory Agreement. With respect to the New Advisory Agreement, the Board observed that the proposed advisory fee was at the high end of its peer group but not the highest in the group. The Board noted that while the peer group included similar funds as the Fund, they were not necessarily similarly situated as the Fund was in the unique position of having in place a Plan of Liquidation. The Board recognized that a peer group of similarly situated funds was likely not available. The Board also observed that the proposed advisory fee is 2.00%, which is 50 basis points higher than the advisory fee paid to the Fund’s prior investment adviser, Wildermuth, pursuant to the Prior Investment Advisory Agreement. The Board also noted that BW Asset did not intend to enter into an expense limitation agreement similar to the one that was in place with Wildermuth in connection with the Prior Investment Advisory Agreement. The Board noted that while the proposed advisory fee was higher than what was previously paid to Wildermuth and that Fund total annual operating expenses would not be limited as was previously the case, the Fund needed to find a new investment adviser as Wildermuth lacked the personnel and financial resources to continue to service the Fund. The Board concluded that, while the proposed advisory fee in the New Advisory Agreement was higher than the advisory fee in the Prior Investment Advisory Agreement, based on BW Asset’s experience, expertise and services to be provided to the Fund in light of the Fund’s unique circumstances and the complex and significant nature of such services, the advisory fees to be charged by BW Asset under the Interim Advisory Agreement and New Advisory Agreement, respectively, were not unreasonable.
Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to BW Asset with respect to the Fund based on the profitability analysis and selected financial information of BW Asset provided in the Meeting Materials. The Board also considered the advisory fees expected to be paid to BW Asset under the New Advisory Agreement. The Board discussed the services provided by BW Asset and concluded that profits realized and profits that could be expected to be realized from BW Asset’s relationship with the Fund were not excessive.

Economies of Scale. The Board noted that BW Asset is expected to implement the Fund’s Plan of Liquidation and that assets are expected to shrink, not grow, over time. Accordingly, the Board concluded that economies of scale would not be achieved, and it was not a relevant factor in considering BW Asset as the new investment adviser of the Fund.
Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the proposed advisory fee under each of the Interim Advisory Agreement and New Advisory Agreement is not unreasonable; and (c) approving the Interim Advisory Agreement and New Advisory Agreement is in the best interests of the Fund and its shareholders.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT

PROPOSAL 2: TO ELECT THREE TRUSTEES OF THE FUND
The Board of the Fund proposes the following Trustee nominees for election at the Meeting: Mitchell Mansfield (new Trustee nominee), Samuel Cole (new Trustee nominee), and Donald R. Henry (current Trustee). (Each is sometimes referred to as the “Nominee” and collectively, the “Nominees”.)
At the Board’s special meeting on November 1, 2023, the Board nominated the three Nominees to be elected as Trustees by shareholders. As noted above, Mitchell Mansfield and Samuel Cole would be new Trustees and considered to be “interested” Trustees (as that term is defined in Section 2(a)(9) of the Investment Company Act) by virtue of their employment or relationships to BW Asset. The two Trustee nominees would effectively replace two former “interested” Trustees who were affiliated with Wildermuth, the Fund’s former investment adviser, following their respective resignations from the Board. The third Nominee, Donald R. Henry, is a current Trustee and was appointed by the Board in October 2021 and is a non-interested or “Independent” Trustee. Mr. Henry has not been previously elected by the Fund’s shareholders. His election by shareholders would facilitate the Fund’s compliance with Section 16 of the Investment Company Act which governs the percentage of the Fund’s Board members who must be elected by shareholders.
If all three Nominees are elected, the Board will be comprised of five members, three of whom would be Independent Trustees, and each will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Fund’s organizational documents. Each Nominee has consented to serve as a Trustee. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.
Each Nominee was nominated to serve on the Board based on his particular experiences, qualifications, attributes and skills. Generally, the Board believes that each nominee is competent to serve because of his individual overall merits, including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. The Board does not believe any one factor is determinative in assessing a Nominee’s qualifications.
The following table provides information regarding the Nominees and other current Trustees:
Interested Trustee Nominees
Name, Address(1), and Age	Position with the Fund(2)/Term of Office(3)	Principal Occupation(s) During Past 5 Years	Other Directorships Held By Trustee Nominee
Mitchell Mansfield, Age: 37	Principal Executive Officer	Managing Director, Kroll (Cayman) Ltd (formerly Borelli Walsh) (2016-2020); Director of BW Asset; Director, Borrelli Walsh (now Kroll) (2020-present)
Director, BW Investment Ltd; Director, Kroll (Cayman) Ltd.; Director, 1 Chesham Close Ltd; Director, 3 Chesham Close Ltd; Director, 4 Chesham Close Ltd; Director, Aspect VC Limited; Director, BI Science Ltd; Director, Bison VC Limited; Director, Borrelli Walsh Pty Ltd; Director, Castlemead Limited; Director, Castletown Lending Limited; Director, CBM Development Limited; Director, Chengzhuang CBM Ltd; Director, Chengzhuang Development Limited; Director, Chesham HoldCo; Director, China Security & Surveilance Technology, Inc.; Director, China Security & Surveillance Technology, Inc. (CSST); Director, Churchill House Limited; Director, Compania Minera Nova Ventura; Director, Credence VC Limited; Director, Drivers VC Limited; Director, Enterprise VC Limited (f/k/a Mortar Holdings Limited); Director, Enviartia Consulting Ltd; Director, Fengcheng CBM Ltd; Director, Foundation VC Limited; Director, GBV International Ltd;

Name, Address(1), and Age	Position with the Fund(2)/Term of Office(3)	Principal Occupation(s) During Past 5 Years	Other Directorships Held By Trustee Nominee

Director, GDGF Ltd; Director, Generation VC Limited; Director, Greka Dragon Gas Ltd.; Managing Director, Greka Energy (International) B.V.; Director, Greka Exploration and Production Ltd.; Director, Greka Gas China Ltd.; Managing Director, Greka GFC B.V.; Managing Director, Greka GPX B.V.; Managing Director, Greka GQY B.V.; Managing Director, Greka GSN B.V.; Director, Greka Guizhou E&P Ltd; Director, Holm Properties Ltd.; Director, Hourglass VC Limited; Director, Huy Vietnam Holdings Limited; Manager, Inca Refining, LLC; Director, KrisEnergy (Gulf of Thailand) Ltd.; Director, Mahi Lending Services Limited; Director, MREF III Hayes Ltd; Director, Oval Properties 801 Limited; Director, Panxie CBM Ltd; Director, Qinyuan CBM Ltd; Director, RAGOF 33 Grosvenor Street Limited; Director, RAGOF Colmore Row Limited; Director, RAGOF Heusenstamm S.a.r.l; Director, RAGOF Spencer House Limited; Director, Shanti; Director, Shizhuang North CBM Ltd; Director, Shizhuang South CBM Ltd; Director, Shizhuang South Development Limited; Director, Silvertown Limited; Director, Smartilicious Consulting Ltd; Director, Springs Farm Limited; Director, Springs Farm Services Limited; Director, Top Household International Development Co., Ltd.; Director, Urban Cyber Sercurity Inc; Director, VC Investments Holding Limited; Director, Wanderers Holdco Limited; Manager, West Bank Land Company, LLC; Manager, West Bank Land Company, LLC; Director, Wuhan University of Technology - Skaugen Training & Consulting Co., Ltd; Director, Zero Energy Technologies Limited; Director, Indi Agri Business Fund II; Director, Indi Agri Business Fund Investment Manager; Nominee Director, Nature Bio-Foods Limited; Nominee Director, Parijat Industries (India) Private Limited; Nominee Director, Global Gourmet Private Limited; Nominee Director, Olive Bar & Kitchen Private Limited; Nominee Director, Naturell (India) Private Limited; Manager, Fantasia GSU LLC; Manager, Fantasia Investment I LLC; Manager, Fantasia Investment II LLC; Manager, Fantasia Investment III LLC; Manager, Fantasia 373 Hotel (US) LLC.

Name, Address(1), and Age	Position with the Fund(2)/Term of Office(3)	Principal Occupation(s) During Past 5 Years	Other Directorships Held By Trustee Nominee
Samuel Cole, Age 35	Vice President	Director, Kroll (Cayman) Ltd (formerly Borelli Walsh) (2020 – present); Senior Manager, McGrathNicol (2011 – 2020)	Manager, Fantasia GSU LLC; Manager, Fantasia Investment I LLC; Manager, Fantasia Investment II LLC; Manager, Fantasia Investment III LLC; Manager, Fantasia 373 Hotel (US) LLC
(1)	The address of each trustee is c/o Wildermuth Fund, Strathvale house, 3rd Floor, 90 North Church Street, George Town, Grand Cayman, Cayman Islands.
(2)	The Fund consists of one series and is not part of a Fund Complex.
(3)	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
Current Independent Trustees
Name, Address(1), and Age	Position with the Fund(2)/Term of Office(3)	Principal Occupation(s) During Past 5 Years	Other Directorships Held By Trustee
Anthony Lewis, Age 73	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm).	Director, Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Northern Lights Fund Trust II (investment company)

Donald R. Henry, CFA® Age 62	Trustee, Since December 2021	Independent Executive and Commercial Real Estate Consultant (2018-present); Retired Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, and Portfolio Manager.	None

Randall D. Fretz, Age 71	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017).	None
(1)	The address of each trustee is c/o Wildermuth Fund, Strathvale house, 3rd Floor, 90 North Church Street, George Town, Grand Cayman, Cayman Islands.
(2)	The Fund consists of one series and is not part of a Fund Complex.
(3)	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
Fund Officers
The following table provides information regarding the officers of the Fund:
Name, Age, Address*	Position/Term of Office*	Principal Occupation During the Past 5 Years
Mitchell Mansfield, 37	Principal Executive Officer, Since November 1, 2023	Managing Director, Kroll (Cayman) Ltd (formerly Borelli Walsh); Director, Borrelli Walsh (now Kroll)
Sam Cole, 35	Vice President, Since November 1, 2023	Director, Kroll (Cayman) Ltd formerly Borelli Walsh); Senior Manager, McGrathNicol
Candice Lightfoot, 42	Vice President and Secretary	COO, Wildermuth Advisory, LLC from December 2016 to 2023; Vice President of Operations from 2015 to 2016.
*	The address for the officers is Strathvale house, 3rd Floor, 90 North Church Street, George Town, Grand Cayman, Cayman Islands.
**	The term of office for each trustee and officer listed above will continue indefinitely.

Ownership of Fund Shares
The following table sets forth for each current Trustee and each Nominee the dollar range of equity securities beneficially owned in the Fund as of September 30, 2023:
Name of Trustee	Dollar Range of Equity Securities in the Fund*
Independent Trustees and Nominee
Anthony Lewis	$10,001-$50,000
Donald R. Henry	$10,001-$50,000
Randall D. Fretz	$10,001-$50,000
Interested Trustee Nominee
Mitchell Mansfield	None
Samuel Cole	None
*	Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
Compensation
The Interested Trustee Nominees will not receive any compensation from the Fund. The Fund’s executive officers do not receive compensation from the Fund. The table below details the amount of compensation the Trustees received from the Fund during the fiscal period ended March 31, 2023. The Fund does not have a bonus, profit sharing, pension or retirement plan.
Name	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Anthony Lewis	$45,000	$0	$0	$45,000
Donald R. Henry	$40,000	$0	$0	$40,000
Randall D. Fretz	$45,000	$0	$0	$45,000
*	The Fund’s fiscal year end changed from December 31 to March 31 effective as of March 31, 2022.
Trustee’ Attendance at Board Meetings
During the Fund’s fiscal year ended March 31, 2023, the Board held two regularly scheduled meetings and ten special meetings. Each of the current Trustees attended all of the meetings.
Board Leadership Structure
Board Committees
Audit Committee: The Board has an Audit Committee that consists of the trustees who are not “interested persons” (as defined under the Investment Company Act) of the Fund and BW Asset (the “Independent Trustees”). The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.
Valuation Committee: The Board has a Valuation Committee that currently consists of three members, all of whom are Independent Trustees. The purpose of the Valuation Committee is to: (i) determine whether market quotations are readily available for securities held by the Fund; (ii) determine the fair value of securities held by the Fund for which market quotations are not readily available; (iii) determine the fair value of assets of the Fund which are not held in the form of securities; (iv) monitor the material aspects of the Fund’s Pricing and Valuation Procedures (the “Valuation Procedures”) as adopted by the Board, and as amended from time to time; and (v) monitor the Fund’s obligations with respect to the valuation of its assets under the Investment Company Act. The Valuation Committee operates pursuant to Valuation Committee Charter and the Valuation Procedures.
Trustees and Nominees’ Ownership of Interests in, or other Business Relationships with, the Fund’s Adviser or the Fund’s Principal Underwriter
As of October 31, 2023, no current Independent Trustee or Independent Trustee Nominee, nor any of his immediate family members, had any ownership position in Wildermuth or BW Asset, or any person directly or indirectly controlling, controlled by, or under common control with BW Asset. No Independent Trustee or Independent Trustee Nominee purchased or sold securities of BW Asset or its affiliates since the beginning of the Fund’s most recently completed fiscal year.
CONTROL PERSONS AND PRINCIPAL HOLDERS
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns (either directly or indirectly) more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of September 30, 2023, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund. The following shareholders owned of record or beneficially 5% or more of the outstanding shares as of September 30, 2023.
Name	Percentage Ownership of the Fund
Charles Schwab & Company, Incorporated Custody Account for Customers of Charles Schwab 211 Main Street San Francisco, CA 9410	27.63%
Communications with the Board of Trustees
Shareholders who wish to communicate with the Board with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Wildermuth Fund, Strathvale house, 3rd Floor, 90 North Church Street, George Town, Grand Cayman, Cayman Islands.
Trustee Attendance at Annual Meetings of Shareholders
Pursuant to the Fund’s by-laws, the Fund is not required to hold an annual meeting of shareholders. Because annual meetings are very infrequent, the Fund has not adopted a policy regarding trustee attendance at any Special Meeting of shareholders. The Trustees do not intend to attend the Meeting.
Each Trustee nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute Trustee nominee or nominees.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s Trustees, principal executive officers and certain other persons (“Reporting Entities”) to file reports regarding ownership of, and transactions in, the Fund’s securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund. During the most recent fiscal year, the Fund believes that all reports required to be filed by the Reporting Entities were filed on a timely basis.

Delinquent Section 16(a) Reports
During the most recent fiscal year ended March 31, 2023, the Fund believes that all reports required to be filed by the Reporting Entities were filed on a timely basis. However, for the current fiscal year, initial Forms 3 filed on behalf of Mitchell Mansfield and Samuel Cole to reflect Mr. Mansfield’s appointment as Principal Executive Officer, and Mr. Cole’s appointment as a Vice President of the Fund, each effective as of November 1, 2023, were not filed timely due to inadvertent errors. The Forms 3 representing their appointment as officers were filed on      , 2023.
THE BOARD RECOMMENDS THAT SHAREHOLDERS ELECT EACH TRUSTEE NOMINEE.

OTHER INFORMATION
Independent Registered Public Accounting Firm
WithumSmith+Brown, PC (“Withum”), an independent public accounting firm registered with, and subject to inspection by, the Public Company Accounting Oversight Board, serves as the independent registered public accounting firm for the Fund. Withum performs an annual audit of the financial statements of the Fund. The Fund does not expect any representatives of Withum to be present at the Meeting.
The aggregate fees for professional services by the principal accountant during the Fund’s last two fiscal years* are as follows:
(a) Audit Fees.
Fiscal year ended March 31, 2023: $120,000
Fiscal year ended December 31, 2022: $65,000
(b) Audit-Related Fees. These are fees by the Fund’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements that are not reported under “Audit Fees”.
Fiscal year ended March 31, 2023: $0
Fiscal year ended December 31, 2022: $ 0
(c) Tax Fees. These are fees billed for professional services rendered by the Fund’s independent auditors for tax compliance, tax advice, and tax planning.
Fiscal year ended March 31, 2023: $ 107,290
Fiscal year ended December 31, 2022: $ 0
(d) All Other Fees.
Fiscal year ended March 31, 2023: $0
Fiscal year ended December 31, 2022: $0
* The Fund’s fiscal year end changed from December 31 to March 31 effective as of March 31, 2022.

PROPOSAL 3 - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF
The purpose of this Proposal 4 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve any Proposal.
One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Fund’s governing documents. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.
The proxy holders have no current intention to bring any matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.
Outstanding Shares
Only shareholders of record at the close of business on     , 2023, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the Fund had 8,281,292.23 shares outstanding.

VOTING INFORMATION
Who is Eligible to Vote?
Shareholders of record of the Fund as of the close of business on the Record Date,     , 2023, are entitled to vote on the proposal at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on each Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing thirty-three and one-third percent (33-1/3%) of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. However, in accordance with requirements of the Investment Company Act and as described in more detail further below, approval of Proposal 1 requires shareholders of more than 50% of the shares of the Fund then outstanding to be present in person or by proxy.
It is the Fund’s understanding that because Proposal 1 is a “non-routine” matter, broker-dealers and other intermediaries will not have discretionary authority to vote on that proposal in the absence of specific authorization from their customers. Consequently, there are unlikely to be any “broker non-votes” with respect to Proposal 1. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they could be counted as present for purposes of determining the presence of a quorum and would be treated as if they were votes against the proposal).
In the event the necessary quorum to transact business or the vote required to approve a Proposal 1 is not obtained at the Special Meeting, the persons named as proxies may propose and vote on one or more adjournments of the Special Meeting with respect to the particular Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.
Vote Required to Pass the Proposal 1 (Approval of New Advisory Agreement)
As required by the Investment Company Act, approval of Proposal 1 related to the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes”, if any, will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Vote Required to Pass Proposal 2 (Elect Trustees)
The proposal to elect Trustee nominees requires a plurality of the shares voted (i.e., more FOR than AGAINST) to elect each Trustee nominee.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person (virtually) or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Fund shown at the beginning of this proxy statement), or in person (virtually) at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present (virtually) at the Special Meeting may withdraw a previously submitted proxy and vote in person (virtually). To obtain directions on how to attend the Special Meeting and vote in person (virtually), please call 1-     .
All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.
Method of Solicitation and Expenses
Broadridge Financial Solutions, Inc. has been retained as proxy solicitor and tabulator. BW Asset will assist in the solicitation of proxies. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be approximately $120,000. The cost of solicitation will be borne by BW Asset, and not the Fund. BW Asset will not seek reimbursement from the Fund for any costs associated with the proxy.
Shareholder Proposals for Subsequent Meetings
The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the Investment Company Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call     . If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (888) 445-6032 or write to the Fund at c/o SS&C Technologies, Inc. 430 W 7th Street, Suite 21900, Kansas City, MO 64105-1407.
Other Matters to Come Before the Meeting
No business other than the matters described above is expected to come before the Special Meeting but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.
Attending the Meeting
In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be held virtually. Shareholders will not be able to attend the Meeting in person. Shareholders are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.
You will be able to attend the Meeting online and submit your questions during the Meeting by registering at [ ]. You also will be able to vote your shares online by attending the Meeting by webcast.
The online Meeting will begin promptly at [ ], [ ] Time on [ ], 2024. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

Between

WILDERMUTH FUND

and

BW ASSET MANAGEMENT LTD
This INVESTMENT ADVISORY AGREEMENT, made as of [ ], 2023 between Wildermuth Fund, a Delaware statutory trust (the “Trust”), and BW Asset Management Ltd, a Cayman Islands company (the “Investment Adviser”), located at 90 North Church Street, George Town, Cayman Islands.
RECITALS:
WHEREAS, the Trust is a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Trust consists, as the date hereof, only of a single undivided investment portfolio (the “Fund”);
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services for the Fund on an interim basis in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to provide those services on an interim basis under the terms and conditions set forth in this Agreement pursuant to Rule 15a-4 under the Investment Company Act until the Fund’s shareholders approve a new definitive investment advisory agreement between the Fund and the Adviser;
NOW, THEREFORE, the parties hereto agree as follows:
1. Appointment.
The Trust appoints the Investment Adviser as investment adviser with respect to the Fund’s assets for the period and on the terms set forth in this Agreement, and the Investment Adviser accepts such appointment.
2. Authority and Duties of the Investment Adviser.
(a)
The Investment Adviser, or an affiliate of the Investment Adviser (“Investment Adviser Affiliate”), to the extent permitted by applicable laws, rules and regulatory interpretations, agrees to liquidate the Fund’s assets in accordance with the Plan of Liquidation (the “Liquidation Plan”) adopted by the Board of Trustees of the Trust (the “Board”), the terms of which may be updated as mutually agreed between the Adviser and the Board.

(b)
The Trust constitutes and appoints the Investment Adviser as the Fund’s true and lawful representative and attorney-in-fact, with full power of delegation (to any one or more permitted sub-advisers), in the Fund’s name, place and stead, to make, execute, sign, acknowledge and deliver all subscription and other agreements, contracts and undertakings on behalf of the Fund as the Investment Adviser may deem necessary or advisable for implementing the Liquidation Plan. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the Investment Company Act , except to the extent otherwise permitted by any exemptive order of the U.S. Securities and Exchange Commission (“SEC”), or similar relief.

(c)
The Fund may delegate to the Investment Adviser, subject to revocation at the discretion of its Board, the responsibility for voting proxies relating to the Fund's portfolio securities pursuant to written proxy voting policies and procedures established by the Investment Adviser. Notwithstanding such delegation, with respect to securities issued by an investment vehicle or fund in which the Fund may invest in the future and that is managed by the Investment Adviser, or an Investment Adviser Affiliate, the Fund will reserve the right, and will not delegate responsibility to the Investment Adviser, to vote any proxies relating to such securities, pursuant to applicable law including the Investment Company Act.

(d)
The Investment Adviser agrees that it will discharge its responsibilities under this Agreement subject to the supervision of the Board and in accordance with the terms hereof, the Trust’s Agreement and Declaration of Trust and By laws, the investment objectives, policies, guidelines and restrictions of the Fund, the Liquidation Plan, the Investment Company Act, the applicable rules and regulations of the SEC and other applicable federal and state laws, and any policies determined by the Board, all as from time to time in effect.

(e)
Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and, to the extent required by the Investment Company Act and the rules and regulations thereunder, subject to any applicable guidance, exemptive order or interpretation of the SEC or its staff, by the shareholders of the Fund, the Investment Adviser may, from time to time, delegate to a sub-adviser any of the Investment Adviser’s duties under this Agreement, including the management of all or a portion of the assets being managed. In all instances, however, the Investment Adviser must oversee the provision of delegated services, the Investment Adviser must bear the separate costs of employing any sub-adviser (provided that the Fund will remain responsible for its own expenses, as described in Section 4 below), and no delegation will relieve the Investment Adviser of any of its obligations under this Agreement. The Investment Adviser agrees that it will not exercise investment power with respect to any investments in equity securities, including any equity securities within the meaning of Rule 13d-1 under the Securities Exchange Act of 1934, as amended, made on the Fund’s behalf by any sub-adviser retained by the Investment Adviser in accordance with this Section 2(c).

3. Fees.
(a)	The Fund will pay to the Investment Adviser, as compensation for the services rendered, a management fee (“Management Fee”).
(b)
The Management Fee is calculated monthly and payable quarterly. The Management Fee is calculated at the annual rate of 2.00% of the Fund’s net assets as of the close of last business day of each month In the event the Investment Adviser is not acting as such for an entire quarter, the Management Fee payable by the Fund for the quarter shall be prorated to reflect the portion of the quarter in which the Investment Adviser is acting as such under this Agreement. For the avoidance of doubt, the Investment Adviser may, within its discretion, waive and/or otherwise limit any portion of its fees for any time period and may recoup such waived fees in subsequent periods as may be disclosed to shareholders and approved by the Board from time to time.

4. Expenses.
(a)
Other than as specifically indicated in this Agreement, the Investment Adviser shall not be required to pay any expenses of the Fund. The Investment Adviser shall bear its own operating and overhead expenses attributable to its duties hereunder (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses); provided, however, that the Fund, and not the Investment Adviser, shall bear travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto. The Fund is not responsible for the overhead expenses of the Investment Adviser.

(b)
The Fund will bear all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares. The Fund will bear all of its own expenses, including, but not limited to, ordinary administrative and operating expenses, including the Management Fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), custodial costs, and interest charges; professional fees (including, without limitation, expenses of consultants, experts, and specialists); fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares of beneficial interest; compensation of certain officers of the Fund and members of the Fund’s Board who are not directors, officers or employees of the Investment Adviser or of any “affiliated person” (other than a registered investment company) of the Investment Adviser; legal expenses; accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities; and all filing costs, fees, travel expenses and any other expenses which are directly related to the investment of the Fund’s assets. The Fund will pay any extraordinary expenses it may incur, including any litigation expenses. Nothing in this paragraph 4(b) shall limit the generality of the first sentence of paragraph 4(a) of this Agreement. As used in this Agreement, the term “affiliated person” has the meaning set forth in the Investment Company Act.

(c)
The Investment Adviser will place orders either directly with the issuer or with brokers or dealers selected by the Investment Adviser. In the selection of such brokers or dealers and the placing of such orders, the Investment Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Investment Adviser, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Investment Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser’s overall responsibilities with respect to the Fund and/or to other clients of the Investment Adviser as to which the Investment Adviser exercises investment discretion. In no instance, however, will the Fund’s securities be purchased from or sold to the Investment Adviser, or any “affiliated person” thereof, except to the extent permitted by the SEC or by applicable law.

5. Other Activities and Investments.
(a)
The Investment Adviser and its affiliates and any of their respective members, partners, officers, and employees shall devote so much of their time to the affairs of the Fund as in the judgment of the Investment Adviser the conduct of its business shall reasonably require, and none of the Investment Adviser or its affiliates shall be obligated to do or perform any act or thing in connection with the business of the Fund not expressly set forth herein.

(b)
The services of the Investment Adviser to the Fund are not to be deemed exclusive, and the Investment Adviser is free to render similar services to others so long as its services to the Fund are not impaired thereby. To the extent that affiliates of, or other accounts managed by, the Investment Adviser invest in underlying funds or other investment opportunities that limit the amount of assets and the number of accounts that they will manage, the Investment Adviser may be required to choose between the Fund and other accounts or affiliated entities in making allocation decisions. The Investment Adviser will make allocation decisions in a manner it believes to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed by the Fund. Nothing herein contained in this Section 5 shall be deemed to preclude the Investment Adviser or its affiliates from exercising investment responsibility, from engaging directly or indirectly in any other business or from directly or indirectly purchasing, selling, holding or otherwise dealing with any securities of underlying funds or other investment opportunities for the account of any such other business, for their own accounts, for any of their family members or for other clients.

(c)
It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Investment Adviser, and in any person controlled by or under common control with the Investment Adviser, and that the Investment Adviser and any person controlled by or under common control with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and any person controlled by or under common control with the Investment Adviser may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

6. Reports and Other Information.
(a)
The Fund and the Investment Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with respect to their affairs as each may reasonably request. The Investment Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

(b)
Any records required to be maintained and preserved pursuant to the provisions of the Investment Company Act, including Rule 31a-1 and 31a-2 thereunder, which are prepared or maintained by the Investment Adviser (or any sub-adviser) on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request. The Investment Adviser further agrees to preserve the necessary records for the periods prescribed in Rule 31a-2 under the Investment Company Act.

7. Scope of Liability; Indemnification.
(a)
In the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser and any Investment Adviser Affiliate, or reckless disregard of its obligations and duties hereunder, the Investment Adviser and any Investment Adviser Affiliate shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder. The Fund shall, to the fullest extent permitted by law, indemnify and save harmless the Investment Adviser, the Investment Adviser Affiliate, their affiliates and any of their respective partners, members, directors, officers, employees or shareholders (the “Indemnitees”) from and against any and all claims, liabilities, damages, losses, costs and expenses, that are incurred by any Indemnitee and that arise out of or in connection with the performance or non-performance of or by the Indemnitee of any of the Investment Adviser’s or Investment Adviser Affiliate’s responsibilities hereunder, provided that an Indemnitee shall be entitled to indemnification hereunder only if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Fund; provided, however, that no Indemnitee shall be indemnified against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Indemnitee’s duties under this Agreement (“disabling conduct”). An Indemnitee is entitled to indemnification hereunder only upon (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnitee was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the Indemnitee was not liable by reason of disabling conduct by either (A) the vote of a majority of the Trustees who are not parties to the proceeding; or (B) legal counsel selected by a vote of a majority of the Board, further provided that such counsel's determination be written and provided to the Board.

(b)
Expenses, including reasonable counsel fees incurred by the Indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of a proceeding upon receipt by the Fund of an undertaking by or on behalf of the Indemnitee to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Agreement. As used in this Agreement, the term “interested person” shall have the same meaning set forth in the Investment Company Act.

(c)	For the avoidance of doubt, and notwithstanding any provision in this Agreement to the contrary, the Investment Adviser shall not be responsible and/or liable for:
(i)
any past, present or future acts, omissions, conduct or lack of conduct of Wildermuth Advisory, LLC, their affiliates and any of their respective partners, members, directors, officers, employees, owners or shareholders regarding: (A) the Fund, (B) the Fund’s past or current assets, or (C) any transaction, circumstance or situation involving the Fund that existed or arose prior to the assumption of duties by the Investment Adviser under this Agreement; or

(ii)
any past or present actions, omissions, conduct or lack of conduct of the Fund, the Fund, the Fund’s officers or members of its Board, their affiliates, agents or service providers or any of their respective partners, members, directors, officers, employees, owners or shareholders regarding the Fund, its past or current assets or any transaction, circumstance or situation involving any or all of the foregoing that existed or arose prior to the assumption of duties by the Investment Adviser under this Agreement.

8. Independent Contractor.
(a)
For all purposes of this Agreement, the Investment Adviser shall be an independent contractor and not an employee or dependent agent of the Fund; nor shall anything herein be construed as making the Fund a partner or co-venturer with the Investment Adviser or any of its affiliates or clients. Except as provided in this Agreement, the Investment Adviser shall have no authority to bind, obligate or represent the Fund.

9. Key Person Event
(a)
If at any time, Mitchell Mansfield (“Key Person”) ceases to either (a) be employed by the Investment Adviser or its Affiliates or (b) devote such time as is reasonably necessary to adequately manage the Fund, then: (i) the Investment Adviser shall inform the Board within five (5) days of such cessation; (ii) the Investment Adviser shall have a maximum time of ninety (90) days to find the replacement for such Key Person who have become subject to such event (any replacement so proposed, the “Proposed Replacement Key Person”) to the satisfaction of the Investment Adviser; (iii) as and when the Investment Adviser identifies a Proposed Replacement Key Person, the Investment Adviser shall immediately advise the Board of the Proposed Replacement Key Person and provide the Board with all information reasonably required by the Board to assess the Proposed Replacement Key Person, following which the Board may convey its approval or objections if any, to such replacement and communicate its grounds for objection or rejection with the rationale for the same. The Investment Adviser may propose any number of Proposed Replacement Key Person during such ninety (90) day period.

(b)
Without prejudice to the ability for the Investment Adviser to be removed at any time in accordance with the terms of this Agreement, if the majority of the Board does not approve a Proposed Replacement Key Person by, or no Proposed Replacement Key Persons have been proposed at, the end of the ninety (90) day period, this agreement may be terminated with immediate effect.

10. Term; Termination; Renewal.
(a)	This Agreement shall become effective as of the date of its execution, and
i.
unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the members of the Board of the Fund who are not “interested persons” of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval;

ii.
this Agreement may at any time be terminated on not more than sixty days’ written notice to the Adviser either by vote of the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund;

iii.	this Agreement shall automatically terminate in the event of its assignment; and
iv.	following a period of twelve (12) months, this Agreement may be terminated by the Investment Adviser on sixty days’ written notice to the Fund.
(b)
Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty. For purposes of this Section 10, the terms “assignment,” “interested persons,” and “vote of a majority of the outstanding voting securities” shall have their respective meanings defined in the Investment Company Act, subject, however, to such exemptions or no-action positions as may be granted by the Securities and Exchange Commission or its staff under the Investment Company Act.

11. Amendment; Modification; Waiver.
This Agreement shall not be amended, nor shall any provision of this Agreement be considered modified or waived, unless evidenced by a writing signed by the parties hereto, and in compliance with applicable provisions of the Investment Company Act.
12. Notices.
Except as otherwise provided herein, all communications hereunder shall be in writing and shall be delivered by mail, hand delivery or courier, or sent by telecopier or electronically to the requisite party, at its address as specified by such party.
13. Governing Law.
This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware which are applicable to contracts made and entirely to be performed therein, without regard to the place of performance hereunder.

14. Fund Obligations.
This Agreement is made by the Trust, on behalf of the Fund, and executed on behalf of the Fund by an officer, and the obligations created hereby are not binding on any of the shareholders Trustees, employees, or agents, whether past, present, or future, of the Trust or the Fund individually, but bind only the assets and property of the Fund.
15. Counterparts.
This Agreement may be executed in multiple counterparts all of which counterparts together shall constitute one agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
BW ASSET MANAGEMENT LTD
By:
Name: Mitchell Mansfield
Title: Director

WILDERMUTH FUND
By:
Name:
Title:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WESFX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26310-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WILDERMUTH FUND

The Board of Directors recommends you vote FOR the following proposal:

2. To elect three trustees of the Fund.

Nominees:	For	Against	Abstain
2a. Mitchell Mansfield	☐	☐	☐
2b. Samuel Cole	☐	☐	☐
2c. Donald R. Henry	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
Notice and Proxy Statement is available at www.proxyvote.com.

V26311-TBD

WILDERMUTH FUND
SPECIAL MEETING OF SHAREHOLDERS
[TBD] [TBD], EST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) [TBD] and [TBD], or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of WILDERMUTH FUND that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [TBD], EST on [TBD], at www.virtualshareholdermeeting.com/WESFX2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side